SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment #1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CUSHING® FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

This Amendment No. 1 to the Proxy Statement of Cushing Funds Trust amends the Proxy Statement originally filed on May 1, 2014 (the “Proxy Statement”) to correct the URL internet address at which the Proxy Statement is available, as set forth on the Notice of Special Meeting and page two of the Proxy Statement. All other portions of the Proxy Statement are included herein without changes.

NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL, BY CALLING THE TOLL-FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT, OR VIA THE INTERNET AT THE WEBSITE ADDRESS PRINTED ON YOUR PROXY BALLOT.

THE CUSHING® MLP PREMIER FUND

THE CUSHING® RENAISSANCE ADVANTAGE FUND

THE CUSHING® ROYALTY ENERGY INCOME FUND

each, a series of

CUSHING® FUNDS TRUST

8117 Preston Road

Suite 440

Dallas, Texas 75225

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR JULY 1, 2014

The Proxy Statement is also available at at www.cushingfunds.com

May 1, 2014

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of The Cushing® MLP Premier Fund, The Cushing® Renaissance Advantage Fund and The Cushing® Royalty Energy Income Fund, each a series of Cushing® Funds Trust (each a “Cushing Fund” and collectively, the “Cushing Funds”), will be held on July 1, 2014, at 9:00 a.m. Central time, at the offices of Cushing® Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225, to consider the following:

1.	A proposal to approve, with respect to each Cushing Fund, an Agreement and Plan of Reorganization, (the “Reorganization Plan”) which provides for: (a) the transfer of all the assets and liabilities of the applicable Cushing Fund to a corresponding, newly formed series of MainStay Funds Trust (each an “Acquiring Fund”), in exchange for Class A shares, Class C shares and Class I shares of the Acquiring Fund; and (b) the distribution of Class A shares, Class C shares and Class I shares of the Acquiring Fund pro rata by the applicable Cushing Fund to its Class A, Class C and Class I shareholders, respectively, in complete liquidation of the Cushing Fund (the “Reorganization”).

2.	Any other business that properly comes before the Meeting and any adjournments, postponements or delays thereof.

The Board of Trustees of Cushing® Funds Trust (the “Cushing Funds’ Board”) has unanimously approved each Reorganization and the Reorganization Plan; however, shareholder approval is required to proceed. The Cushing Funds’ Board believes that the proposal is in the best interests of each Cushing Fund’s shareholders, and recommends that you vote in favor of the proposal.

The Cushing Funds’ Board has fixed the close of business on April 10, 2014 as the Record Date for determination of shareholders of each Cushing Fund entitled to notice of, and to vote at, the Meeting, or any adjournments, postponements or delays thereof.

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Your vote is very important regardless of the size of your holdings. Whether or not you expect to be present at the Meeting, please complete the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote on the Internet or by telephone; please see the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Information on Voting” for more information.

By Order of the Board of Trustees of Cushing® Funds Trust

Name:	Barry Y. Greenberg
Title:	Secretary

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

*	For example:

REGISTRATION	VALID

CORPORATE ACCOUNTS

ABC Corp.	ABC Corp. John Doe, Treasurer

ABC Corp.	John Doe

ABC Corp. c/o John Doe	John Doe

ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS

The XYZ Partnership	Jane B. Smith, Partner

Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS

ABC Trust	Jane B. Doe, Trustee

Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS

John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr., UGMA/UTMA

Estate of John B. Smith	John B. Smith, Jr., Executor, Estate of John B. Smith

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PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.

•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.

•	VOTE IN PERSON AT THE MEETING.

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PROXY STATEMENT

May 1, 2014

THE CUSHING® MLP PREMIER FUND

THE CUSHING® RENAISSANCE ADVANTAGE FUND

THE CUSHING® ROYALTY ENERGY INCOME FUND

each, a series of

CUSHING® FUNDS TRUST

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Cushing Funds’ Board”) of Cushing® Funds Trust, on behalf of its series, The Cushing® MLP Premier Fund, The Cushing® Renaissance Advantage Fund and The Cushing® Royalty Energy Income Fund (each a “Cushing Fund” and collectively, the “Cushing Funds”), for a special meeting of Shareholders (the “Meeting”). The Meeting will be held on July 1, 2014, at 9:00 a.m. Central time, at the offices of Cushing® Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.

As is more fully described in this Proxy Statement, shareholders of each Cushing Fund will be asked to vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

1.	A proposal to approve, with respect to each Cushing Fund, an Agreement and Plan of Reorganization, (the “Reorganization Plan”) which provides for: (a) the transfer of all the assets and liabilities of the applicable Cushing Fund to a corresponding, newly formed series of MainStay Funds Trust (each an “Acquiring Fund”), in exchange for Class A shares, Class C shares and Class I shares of the Acquiring Fund; and (b) the distribution of Class A shares, Class C shares and Class I shares of the Acquiring Fund pro rata by the applicable Cushing Fund to its Class A, Class C and Class I shareholders, respectively, in complete liquidation of the Cushing Fund (the “Reorganization”).

2.	Any other business that properly comes before the Meeting and any adjournments, postponements or delays thereof.

Please note that at a meeting held on April 4, 2014, the Cushing Funds’ Board unanimously approved each Reorganization and Reorganization Plan, subject to shareholder approval.

Only shareholders of record who owned shares of the Cushing Funds at the close of business on April 10, 2014 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments, postponements or delays thereof. Each share of the applicable Cushing Fund that you own entitles you to one (1) vote with respect to any Proposal on which shareholders are entitled to vote (a fractional share has a fractional vote).

The Cushing Funds’ Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about May 1, 2014 to all shareholders of record of the Cushing Funds as of the Record Date. It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety, regardless of the number of shares that you own, as the explanations will help you to decide how to vote on the Proposals.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on July 1, 2014:

This proxy statement is available at www.cushingfunds.com, or by contacting the Cushing Funds (toll-free) at 877-9-MLPFUNDS (877-965-7386). To obtain directions to attend the Meeting, please call the Funds (toll-free) at 877-9-MLPFUNDS (877-965-7386). For a free copy of the Cushing Funds’ latest annual and/or semi-annual report, call (toll-free) at 877-9-MLPFUNDS (877-965-7386) or visit the Funds’ website at www.cushingfunds.com or write to:

CUSHING® FUNDS TRUST

8117 Preston Road

Suite 440

Dallas, Texas 75225

PROPOSAL 1

APPROVAL OF THE REORGANIZATION OF THE CUSHING FUNDS

Summary

You are being asked to approve the proposed Reorganization of each Cushing Fund into a corresponding Acquiring Fund, subject to the terms and conditions of each Cushing Fund’s Reorganization Plan. A form copy of the Reorganization Plan is attached hereto as Exhibit A and incorporated herein by reference.

On April 4, 2014, the Cushing Funds’ Board unanimously voted to approve the Reorganization and the Reorganization Plan, with regard to each Cushing Fund, subject to approval by shareholders of the applicable Cushing Fund. The proposed Reorganizations arise out of the recent agreement (the “Agreement”) among New York Life Investment Management LLC (“New York Life Investments”), a Delaware limited liability company, Cushing® Asset Management, LP (formerly known as Cushing® MLP Asset Management, LP) (“Cushing Asset Management”), a Texas limited partnership and Swank Capital LLC (“Swank Capital”), a Texas limited liability company and Cushing Asset Management’s general partner, which provides, among other things, for the parties to support a reorganization of each Cushing Fund into a corresponding Acquiring Fund.

The Acquiring Funds would commence operations upon the completion of the Reorganizations and would be advised by New York Life Investments, an indirect wholly-owned subsidiary of New York Life Insurance Company. Cushing Asset Management would assume day-to-day investment management responsibilities for the Acquiring Funds, under the supervision of New York Life Investments, pursuant to a subadvisory agreement with New York Life Investments upon the completion of the Reorganizations. New York Life Investments, or its affiliates, would provide distribution and administrative services to the Acquiring Funds, among other responsibilities, in addition to supervising the day-to-day portfolio management activities of Cushing Asset Management. For more information regarding New York Life Investments and Cushing Asset Management, please see the section titled “Comparison of Investment Advisers and Investment Advisory Fees.”

In approving each Reorganization, the Cushing Funds’ Board, including a majority of the Independent Trustees, concluded that: (i) each Reorganization is in the best interests of the applicable Cushing Fund; and (ii) the interests of the shareholders of each applicable Cushing Fund will not be diluted as a result of the Reorganization. The Trustees also believe that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the:

•	Continuity of asset management through the retention of Cushing® Asset Management as subadvisor to each Acquiring Fund;

•	Continuity of portfolio management, as each Acquiring Fund will be managed by the same portfolio management personnel as the corresponding Cushing Fund;

•	Substantial similarity between the principal investment objectives, strategies, risks, and policies of each Acquiring Fund and the corresponding Cushing Fund;

•	Potentially greater market presence of the Acquiring Funds;

•	Expected improved operating efficiencies of the Acquiring Funds and improved distribution capabilities offered by affiliates of New York Life Investments;

•	Comparable or reduced expense and fee structures of each Acquiring Fund relative to the corresponding Cushing Fund;

•	Limitations on total expenses ratios (excluding deferred income taxes) for each Acquiring Fund at levels below the total expense ratio (after waivers and reimbursements) for the corresponding Cushing Fund for the fiscal year ended November 30, 2013, each for a period of two (2) years;

•	Expanded range of exchange options for shareholders and greater shareholder service capabilities of the MainStay Group of Funds, with 47 retail mutual funds, 29 variable product funds and approximately $102 billion in assets under management across retail mutual funds and variable product funds, as of February 28, 2014;

•	Lack of sales charge, CDSC, commission, redemption fee or other transactional fee to be charged to existing Cushing Funds shareholders as a result of the Reorganization; and

•	Expected tax-free nature of each Reorganization for U.S. federal income tax purposes.

The Cushing Funds’ Board also considered that fees and expenses incurred in connection with the Reorganizations would be borne by New York Life Investments and Cushing Asset Management.

Further discussion of the considerations of the Cushing Funds’ Board is set forth in the section titled “Cushing Funds’ Board Consideration of the Reorganizations.”

How Will the Reorganizations Work?

Subject to the terms and conditions of each Reorganization Plan, each Reorganization will involve three steps:

•	the transfer of all the assets and liabilities of the applicable Cushing Fund to the corresponding Acquiring Fund in exchange for Class A shares, Class C shares and Class I shares of the Acquiring Fund having equivalent value to the net assets transferred;

•	the pro rata distribution of Class A shares, Class C shares and Class I shares of the Acquiring Fund to the shareholders of record of the Cushing Fund as of the effective date of the Reorganization in full redemption of all shares of the Cushing Fund; and

•	the complete liquidation and termination of the Cushing Fund.

As a result of the applicable Reorganization, shareholders of the Cushing Fund will hold Class A, Class C and Class I shares of the Acquiring Fund, as applicable. The total value of the Class A shares, Class C shares and Class I shares of the applicable Acquiring Fund that a shareholder will receive in the Reorganization will be the same as the total value of the shares of the corresponding Cushing Fund held by the shareholder immediately before the Reorganization. If approved by shareholders, each Reorganization is expected to occur on or about July 11, 2014. Shareholders of each Cushing Fund will vote on their respective Reorganization separate from the shareholders of the other Cushing Funds. It is a closing condition of the Agreement between Cushing Asset Management and New York Life Investments that a Reorganization is approved by shareholders of each Cushing Fund. Therefore, unless this condition is waived, no Reorganization will be completed unless all Reorganizations are approved by shareholders.

What are the Reasons for the Reorganizations?

The Reorganizations arise out of the decision of Cushing Asset Management to focus on its core competency of providing investment management services to its clients, including the Cushing Funds. Cushing Asset Management seeks to align itself with a strategic partner that could provide enhanced distribution capabilities, while improving Cushing Funds shareholders’ experiences by providing broader service capabilities and investment options that come with being shareholders in a large fund family. The Reorganizations would allow the Cushing Funds to leverage the management, infrastructure and distribution capabilities of New York Life Investments and its affiliates.

Based on the information provided to the Cushing Funds’ Board by New York Life Investments, and Cushing Asset Management, the Cushing Funds’ Board concluded that participation in the proposed Reorganizations is in the best interests of each Cushing Fund and its shareholders. Further discussion of the considerations of the Cushing Funds’ Board is set forth in the section titled “Cushing Funds’ Board Consideration of the Reorganizations.”

Are There any Significant Differences in the Management Structure of the Cushing Funds and the Acquiring Funds?

Yes. Cushing Asset Management currently serves as the investment adviser to the Cushing Funds and provides the day-to-day management of the Cushing Funds directly, without the use of a subadvisor. New York Life Investments will serve as the investment adviser to the Acquiring Funds. Following the Reorganizations, Cushing Asset Management will provide day-to-day portfolio management services to the Acquiring Funds as a subadvisor, under the oversight of New York Life Investments.

Currently, the Cushing Funds’ Board may terminate the investment adviser of the Cushing Funds, Cushing Asset Management, without shareholder approval. The Cushing Funds’ Board may replace the investment adviser of the Cushing Funds with another party only with the approval of shareholders.

Similarly, the Board of Trustees of the Acquiring Funds (the “MainStay Board”) may also terminate any investment adviser or subadvisor of the Acquiring Funds, including Cushing Asset Management, without shareholder approval. However, pursuant to a “manager-of-managers” exemptive order granted to the Acquiring Funds and New York Life Investments by the Securities and Exchange Commission (“SEC”), the Acquiring Funds may replace subadvisors that are not affiliated with New York Life Investments or the Acquiring Funds and may modify any existing or future subadvisory agreement with such unaffiliated subadvisors at any time without shareholder approval, subject to the approval of the MainStay Board. The MainStay Board may replace the Acquiring Funds’ investment adviser only with the approval of shareholders.

The sole initial shareholder of each Acquiring Fund has approved the Acquiring Fund’s participation in this manager-of-managers structure, and shareholders of the Cushing Funds, including in their ultimate capacities as shareholders of the Acquiring Funds, will not be asked to vote on this matter.

Please see “Important Information Regarding Manager-of-Managers Exemptive Order” below for more information.

Is Additional Information About the Cushing Funds and the Acquiring Funds Available?

Yes, the following additional information about the Cushing Funds has been filed with the SEC and is incorporated by reference into this Proxy Statement:

•	Annual Report to Shareholders of the Cushing Funds for the fiscal year ended November 30, 2013, including audited financial statements; and

•	Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”), for the Cushing Funds, each dated March 30, 2014.

You may obtain a free copy of these documents, request other information or make general inquiries about the Cushing Funds by calling the Cushing Funds at 877-9-MLPFUNDS (877-965-7386) (toll-free), by visiting www.cushingfunds.com, or by writing to:

CUSHING® FUNDS TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	(202) 551-8090

By Mail:	Public Reference Room Securities and Exchange Commission 100 F Street, NE Washington, DC 20002

By Email:	publicinfo@sec.gov

A preliminary prospectus for the Acquiring Fund, whose shares you would own after the Reorganization, accompanies this Proxy Statement. The information in this preliminary prospectus is not complete and may be changed. The Acquiring Fund may not sell its securities until its registration statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell any Acquiring Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

What is the Effect of My Voting “FOR” the Proposal?

By voting “FOR” the Proposal, you will be agreeing to become a shareholder, as applicable, of MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund or MainStay Cushing® Royalty Energy Income Fund, each a mutual fund organized as series of MainStay Funds Trust, a Delaware statutory trust. As a result, you are agreeing to all of the features of MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund or MainStay Cushing® Royalty Energy Income Fund, as applicable, including use of the manager-of-managers exemptive order discussed below.

Shareholder Approval

Approval of the Proposal with respect to each Cushing Fund requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see the section entitled “Information on Voting” for more details.

Comparison of Current Fees and Expenses

Exhibit B includes charts describing the fees and expenses associated with holding each Cushing Fund’s and Acquiring Fund’s shares. The charts compare the fee and expense information for Class A shares, Class C shares and Class I shares of the Cushing Funds as of the most recently completed fiscal year ended November 30, 2013, and the pro forma fees and expenses of Class A shares, Class C shares and Class I shares of the Acquiring Funds following the Reorganizations. Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or lesser than those shown.

Each Cushing Fund is subject to a written agreement with Cushing Asset Management to waive a portion of the management fee and reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed a specified percentage. Amounts waived or reimbursed are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Each such waiver or reimbursement may not be terminated without the consent of the Board of Trustees prior to March 31, 2015 and may be modified or terminated by Cushing Asset Management at any time after March 31, 2015.

New York Life Investments has agreed to certain fee waivers and expense reimbursements for each Acquiring Fund which are detailed below.

With respect to MainStay Cushing® MLP Premier Fund, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that MainStay Cushing® MLP Premier Fund’s Total Annual Fund Operating Expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Class A, 1.60%; Class C, 2.35% and Class I, 1.35%. Such amounts are less than the corresponding annual fund operating expenses (excluding deferred income tax expenses and before recoupment of waived management fees) of Cushing® MLP Premier Fund for the fiscal year ended November 30, 2013, which were as follows: Class A, 1.63%; Class C, 2.38% and Class I, 1.38%. This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Board, and amounts waived or reimbursed are not subject to recoupment from MainStay Cushing® MLP Premier Fund.

With respect to MainStay Cushing® Renaissance Advantage Fund, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2016, commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Board, and amounts waived or reimbursed are not subject to recoupment from MainStay Cushing® Renaissance Advantage Fund.

In addition, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that MainStay Cushing® Renaissance Advantage Fund’s Total Annual Fund Operating

Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Class A, 1.90%; Class C, 2.65% and Class I, 1.65%. Such amounts are less than the corresponding annual fund operating expenses of Cushing® Renaissance Advantage Fund for the fiscal year ended November 30, 2013, before fee waiver/expense reimbursement, which were as follows: Class A, 5.65%, Class C, 6.40% and Class I, 5.40%, and after fee waiver/expense reimbursement, which were as follows: Class A, 2.00%, Class C, 2.75% and Class I, 1.75%. This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Board, and amounts waived or reimbursed are not subject to recoupment from MainStay Cushing® Renaissance Advantage Fund.

With respect to MainStay Cushing® Royalty Energy Income Fund, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.73% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2016 unless extended by New York Life Investments and approved by the MainStay Board, and amounts waived or reimbursed are not subject to recoupment from MainStay Cushing® Royalty Energy Income Fund.

In addition, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that MainStay Cushing® Royalty Energy Income Fund’s Total Annual Fund Operating Expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Class A, 1.90%, Class C, 2.65% and Class I, 1.65%. Such amounts are less than the corresponding annual fund operating expenses of Cushing® Royalty Energy Income Fund (excluding deferred income taxes) for the fiscal year ended November 30, 2013, before fee waiver/expense reimbursement, which were as follows: Class A, 3.51%, Class C, 4.26% and Class I, 3.26%, and after fee waiver/expense reimbursement, which were as follows: Class A, 2.00%, Class C, 2.75% and Class I, 1.75%. This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Reorganization, unless extended by New York Life Investments and approved by the MainStay Board, and amounts waived or reimbursed are not subject to recoupment from MainStay Cushing® Royalty Energy Income Fund.

Comparison of Investment Objectives, Principal Investment Strategies and Policies

The investment objectives, principal investment strategies, and day-to-day portfolio management of MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund will be substantially similar as the corresponding Cushing Fund.

However, the Acquiring Funds will have different fundamental investment restrictions, consistent with the fundamental investment restrictions of other funds within the MainStay Group of Funds. For more information regarding the investment restrictions of the Cushing Funds and the Acquiring Funds, please see the section titled “Comparison of Investment Restrictions.” Although certain of the Acquiring Funds’ fundamental investment restrictions are written differently than the way the fundamental investment restrictions with respect to the Cushing Funds are written, the Acquiring Funds do not believe that they are materially different as applied. As a result, New York Life Investments and Cushing Asset Management do not believe that there will be any material differences between the current management of the Cushing Funds and the investment strategies that the Acquiring Funds will pursue.

Summary of Principal Investment Strategies

The following describes the principal investment strategies of the Acquiring Funds. Each of the Acquiring Funds’ principal investment strategies are substantially similar to those of the corresponding Cushing Fund. Additional information on the principal investment strategies of the Acquiring Funds can be found in the preliminary prospectus accompanying this Proxy Statement.

MainStay Cushing® MLP Premier Fund

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of master limited partnership (“MLP”) investments. Entities commonly referred to as “MLPs” are generally treated as partnerships for U.S. federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities. The Fund is non-diversified and it may invest in companies of any market capitalization size. In seeking to achieve its investment objective to produce current income, the Fund seeks to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.

The Fund is taxed as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and subject to state and local taxes as a regular corporation. Because of the Fund’s concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state, local and foreign income taxes. The investment strategy of investing primarily in MLPs, which results in the Fund being taxed as a regular corporation, or “C” corporation, rather than electing to be treated as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for open-end registered investment companies such as the Fund. This involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

The Fund focuses primarily on midstream MLPs (“Midstream MLPs”) whose business models are often referred to as “toll road” businesses. Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the physical commodity. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. Many Midstream MLPs have a history of relatively stable and growing cash distributions. The Fund may also invest in MLPs involved in other segments of the natural resources sector, including propane, coal and shipping MLPs, as well as upstream MLPs focused on exploration and production (“E&P”) of natural resources.

Cushing® Asset Management, LP, the Fund’s Subadvisor, seeks to invest in MLPs that have distributions that, in the Subadvisor’s view, are attractive relative to comparable MLPs and available unit pricing. The Subadvisor currently focuses on investments in MLPs with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources. Among other things, the Subadvisor uses fundamental, proprietary research to seek to identify the most attractive MLP investments with attractive distribution yields and distribution growth prospects. Quarterly distributions made by the Fund to shareholders may be considered dividend income, non-taxable returns of capital, or capital gain.

MLPs are formed as limited partnerships or limited liability companies and are generally treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Currently, most MLPs operate in the natural resources, shipping or real estate sectors. Therefore, the Fund intends to concentrate its investments in the natural resources sector.

Because the Fund is taxed as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The Fund will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will principally rely on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s net asset value.

MainStay Cushing® Renaissance Advantage Fund

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies (i.e., companies engaged in exploration and production; gathering, transporting and processing; and marketing and distribution, respectively), as well as oil and gas services companies (collectively, “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that Cushing® Asset Management, LP, the Fund’s Subadvisor, expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Consistent with such intention, the Fund will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”). The Fund is non-diversified and it may invest in companies of any market capitalization size.

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Fund will be actively managed and the quantitative analysis will be dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value investments that, in the Subadvisor’s view, present the best opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Fund.

The Fund may invest up to 25% of its total assets in debt securities, preferred stock and convertible securities of Renaissance Companies, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets, debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the Fund’s investments in debt securities, preferred stock and convertible securities may consist of securities rated below investment grade by independent rating agencies (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. The Fund may invest in debt securities of any maturity or duration.

MainStay Cushing® Royalty Energy Income Fund

Under normal market conditions, the Fund invests at invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in (i) energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production (“E&P”) companies (collectively, “Energy Trusts”), (ii) E&P master limited partnerships (“MLPs”) and (iii) securities of other companies based in North America that are principally engaged in activities in the energy sector (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”). The Other Energy Companies in which the Fund invests include operations of assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products, as well as other energy companies. The Fund is a non-diversified and it may invest in companies of any market capitalization size. In seeking to achieve its investment objective to produce current income, the Fund seeks to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.

Because of the Fund’s concentration in Energy Trusts and MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, the Fund is taxed as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and is subject to state and local taxes as a regular corporation. As a result the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state, local and foreign income taxes. The investment strategy of investing primarily in Energy Trusts and MLPs, which results in the Fund being taxed as a regular corporation, or “C” corporation, rather than electing to be treated as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for open-end registered investment companies such as the Fund. This involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

The Energy Trusts in which the Fund invests are principally U.S. royalty trusts and Canadian royalty trusts E&P companies. U.S. royalty trusts manage net royalty and/or net working interests in mature crude oil and natural gas producing properties in the United States. Canadian royalty trusts and Canadian E&P companies engage in the acquisition, development and production of crude oil and natural gas in Canada and the U.S.

The Fund also invests in the upstream E&P MLP sector. E&P MLPs are focused on the exploration, development, and acquisition of crude oil and natural gas producing properties, including exploration and production of oil and natural gas at the wellhead for sale to third parties. MLPs are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources.

Cushing® Asset Management, LP, the Fund’s Subadvisor, selects a core group of Energy Companies utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio of Energy Trusts, E&P MLPs and Other Energy Companies to take advantage of the changing dynamics within the upstream energy sector. The Fund is actively managed, incorporating dynamic quantitative analysis with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value opportunities across the different upstream energy subsectors that, in the Subadvisor’s view, present the best investments. The results of the Subadvisor’s analysis and comprehensive investment process influences the weightings of positions held by the Fund within each subsector.

The Subadvisor seeks to invest in Energy Companies that have dividend or distributions that, in the Subadvisor’s view, are attractive relative to comparable companies. The Subadvisor seeks to make investments in Energy Companies with operations in the development and production of crude oil and natural gas. Among other things, the Subadvisor uses fundamental, proprietary research to seek to identify the most attractive investments with attractive dividend or distribution yields and distribution growth prospects. Quarterly distributions made by the Fund to shareholders may be considered dividend income, non-taxable returns of capital, or capital gain.

The Fund will primarily focus on Energy Companies that manage royalties and net working interests in mature oil and gas producing properties in the United States and Canada. Unitholders generally receive most of the cash flows from these investments in the form of monthly or quarterly distributions.

The Fund may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”) or (ii) B- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets, debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the Fund’s investments in debt securities, preferred stock and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. The Fund may invest in debt securities of any maturity or duration.

Because the Fund is taxed as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on portfolio securities considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The Fund will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will principally rely on information provided by the issuers of securities held in the Fund’s portfolio, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s net asset value.

Principal Risk Considerations

The following discussion describes the principal risks applicable to the Acquiring Funds. These principal risks are equally applicable to the Cushing Funds. The principal risks apply principally to the Acquiring Fund(s) named next to the principal risk factor, but may apply equally to other Acquiring Funds as well. You will find additional descriptions of specific risks for the Acquiring Funds in the preliminary prospectus accompanying this Proxy Statement.

Loss of Money Risk: (MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund)

Before considering an investment in the Fund, you should understand that you could lose money.

Market Risk: (MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund)

The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.

Management Risk: (MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund)

The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Issuer Risk: (MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund).

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

MLP and Other Natural Resources Sector Companies Risks: (MainStay Cushing® MLP Premier Fund)

Under normal circumstances, the Fund concentrates its investments in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following:

•	MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities;

•	the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which the Fund will invest;

•	a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends;

•	a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies;

•	MLPs and other natural resources sector companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies;

•	the natural resources sector is highly competitive;

•	extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities;

•	the amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the companies in which the Fund has an interest to make distributions or pay dividends to their investors, the tax character of those distributions or dividends, and the U.S. federal, state and local income taxes imposed on the Fund as a regular corporation (or “C” corporation);

•	the profitability of MLPs and other natural resources sector companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

•	there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance;

•	certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions; and

•	the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

Industry Specific Risk: (MainStay Cushing® MLP Premier Fund)

MLPs and other natural resources sector companies are also subject to risks that are specific to the particular industry in which they operate.

MLP Structure Risk: (MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund)

Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Investment Strategy Risk: (MainStay Cushing® MLP Premier Fund and MainStay Cushing® Royalty Energy Income Fund)

The investment strategy of investing primarily in MLPs, which results in the Fund being taxed as a regular corporation, or “C” corporation, rather than electing to be treated as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for open-end registered investment companies such as the Fund. This involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach, which may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

Tax Risk:

(MainStay Cushing® MLP Premier Fund)

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.

The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. The actual portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. Distributions received by shareholders from the Fund that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Fund, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder.

The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates used to compute its net asset value could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

As a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Fund will account for its deferred income tax liability and/or asset balances when calculating its daily net asset value in accordance with generally accepted accounting principles.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital, as well as for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. Upon the Fund’s sale or other disposition of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which may result in additional corporate income taxes imposed on the Fund.

The Fund will also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance may increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will principally rely on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

(MainStay Cushing® Royalty Energy Income Fund)

An investment in the Fund will involve tax risks, including, but not limited to:

•

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year.

•	MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%), as well as additional state, local, and foreign income taxes. Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s shares.

•	The Fund is taxed as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state, local and foreign income taxes. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

•

In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital, as well as for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. The Fund will also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance may increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

•	Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the Energy Companies in which the Fund will invest.

Equity Securities Risk:

(MainStay Cushing® MLP Premier Fund)

MLP common units and other equity securities can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resources sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

(MainStay Cushing® Royalty Energy Income Fund)

Equity securities of Energy Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an Energy Trust or MLP, is generally measured in terms of distributable cash flow). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.

Liquidity and Valuation Risk: (MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund)

Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Non-Diversification Risk:

(MainStay Cushing® MLP Premier Fund and MainStay Cushing® Royalty Energy Income Fund)

The Fund is a non-diversified, open-end management investment company under the 1940 Act, and will not elect to be treated as a regulated investment company under the Internal Revenue Code. As a result, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

(MainStay Cushing® Renaissance Advantage Fund)

The Fund is a non-diversified, open-end management investment company under the 1940 Act. A non-diversified fund may have a significant part of its investments in a smaller number of securities than can a diversified fund. Having a larger percentage of assets in a smaller number of securities makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Common Stock Risk: (MainStay Cushing® Renaissance Advantage Fund)

The Fund will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk:

(MainStay Cushing® Renaissance Advantage Fund)

The Fund’s investments will be concentrated in issuers in the energy sector. Because the Fund will be concentrated in the energy sector, it may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards Energy Companies may adversely affect the Fund, and the performance of Energy Companies may lag behind the broader market as a whole. Also, the Fund’s concentration in the energy sector may subject the Fund to a variety risks associated with that sector. In addition, issuers outside the energy sector in which the Fund intends to invest will typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector.

(MainStay Cushing® Royalty Energy Income Fund)

Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts and E&P MLPs. A fund that invests primarily in a particular industry or group of industries could experience greater volatility than funds investing in a broader range of industries.

Energy Companies Risk:

(MainStay Cushing® Renaissance Advantage Fund)

Under normal circumstances, the Fund concentrates its investments in companies in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:

•	Energy Companies may be affected by fluctuations in the prices of commodities;

•	The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of the issuers in which the Fund will invest;

•	A significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of Energy Companies and, therefore, their ability to make distributions or pay dividends;

•	A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of Energy Companies;

•	The energy sector is highly competitive;

•	Extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities;

•	The prices of debt securities of the Energy Companies the Fund expects to hold in its portfolio are, and the prices of equity securities held in its portfolio may be, susceptible in the short-term to a decline when interest rates rise;

•	The profitability of Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

•	There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary, which Energy Companies may not be able to recover from insurance;

•	Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions;

•	The operations of Energy Companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks;

•	Some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts;

•	Technology development efforts by Energy Companies may not result in viable methods or products; and

•	The proposed elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers could adversely affect Energy Companies in which the Fund invests and/or the energy sector generally.

(MainStay Cushing® Royalty Energy Income Fund)

Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts and E&P MLPs. Energy Trusts, MLPs and Other Energy Companies are subject to certain risks, including, but not limited to, the following:

•	Energy Companies may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue.

•	The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund will invest.

•	A significant decrease in the production of natural gas, crude oil, or other energy commodities due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of certain Energy Companies and, therefore, their ability to make distributions or pay dividends.

•	A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of Energy Companies.

•	Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Acquisition or expansion projects may not perform as anticipated.

•	The energy sector is highly competitive. The Energy Companies in which the Fund invests will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources.

•	Extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

•	The prices of Energy Company securities may be susceptible to a decline when interest rates rise. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital.

•	The profitability of Energy Companies could be adversely affected by changes in the regulatory environment. Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. The elimination of tax incentives used by Energy Companies could adversely affect Energy Companies and/or the energy sector generally.

•	There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary, which Energy Companies may not be able to recover from insurance.

•	Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

•	The operations of Energy Companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

Sub-Sector Specific Risk: (MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund)

Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

Cash Flow Risk: (MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund)

The Fund will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Small-Cap and Mid-Cap Stock Risk: (MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund)

Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Smaller capitalization companies may be more vulnerable to adverse business or market developments.

Debt Securities Risk: (MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund)

The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk,

i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Preferred Stock Risk: (MainStay Cushing® Renaissance Advantage Fund)

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Convertible Securities Risk: (MainStay Cushing® Renaissance Advantage Fund)

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

U.S. Royalty Trust Structure Risk: (MainStay Cushing® Royalty Energy Income Fund)

Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Canadian Royalty Trusts and Canadian E&P Companies Risk: (MainStay Cushing® Royalty Energy Income Fund)

Canadian royalty trusts are generally subject to similar risks as U.S. royalty trusts, as described above. However, unlike U.S. royalty trusts, Canadian royalty trusts and E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. They may have employees, issue new shares, borrow money, acquire additional properties, and may manage the resources themselves. As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.

Canadian Investment Risk: (MainStay Cushing® Royalty Energy Income Fund)

The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor.

Comparison of Fundamental Investment Restrictions

The following are comparisons of the fundamental investment restrictions with respect to the Cushing Funds and the Acquiring Funds. Certain of the Acquiring Funds’ fundamental investment restrictions are written differently than the way the fundamental investment restrictions with respect to the Cushing Funds are written; however, the Acquiring Funds do not believe that they are materially different as applied. In addition, while Cushing® Renaissance Advantage Fund’s industry concentration policy provides that it will concentrate its investments in the industry or group of industries that constitute the energy, industrial and manufacturing and transportation and logistics sectors, MainStay Cushing® Renaissance Advantage Fund’s industry concentration policy provides that it will concentrate its investments in the industry or group of industries that constitute the energy sector. This difference is not expected to impact the manner in which the portfolio is managed. There is no intention on the part of Cushing Asset Management or New York Life Investments for the Acquiring Funds to be managed differently in any material respect than the Cushing Funds have been managed by Cushing Asset Management. Therefore, the Acquiring Funds believe that the proposed changes will not, either individually or in the aggregate, materially affect the investment strategies, policies or risks currently associated with the Cushing Funds.

Cushing Funds	Acquiring Funds

May not issue senior securities nor borrow money, except a Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.	May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Cushing® MLP Premier Fund and Cushing® Royalty Energy Income Fund

May not invest in any security if, as a result, 25% or more of the value of a Fund’s total assets, taken at market value at the time of each investment, are in the

MainStay Cushing® MLP Premier Fund and MainStay Cushing® Royalty Energy Income Fund

May not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by

securities of issuers in any particular industry, except as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time, provided, however, that the Fund will, in normal circumstances, invest more than 25% of its assets in the natural resources industry, including master limited partnerships (“MLPs”) operating in such industry, and may invest to an unlimited degree in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.	regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities, or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); provided, however, that MainStay Cushing® MLP Premier Fund and MainStay Cushing® Royalty Energy Income Fund will, in normal circumstances, invest more than 25% of their assets in the natural resources industry, including master limited partnerships (“MLPs”) operating in such industry.

Cushing® Renaissance Advantage Fund

May not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time, provided, however, that the Fund will, in normal circumstances, invest more than 25% of its assets in the industry or group of industries that constitute the energy, industrial and manufacturing and transportation and logistics sectors, and may invest to an unlimited degree in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

MainStay Cushing® Renaissance Advantage Fund

May not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities, or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); provided, however, that MainStay Cushing® Renaissance Advantage Fund will, in normal circumstances, invest more than 25% of its assets in the industry or group of industries that constitute the energy sector.

May not purchase or sell real estate except that a Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940	May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit a Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the respective Fund from the provisions of the 1940 Act, as amended from time to time.	May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Comparison of Shareholder Services and Procedures

The Acquiring Funds offer four classes of shares (Class A shares, Investor Class shares, Class C shares and Class I shares). The Cushing Funds offer three classes of shares (Class A shares, Class C shares and Class I shares). However, only Class A shares, Class C shares and Class I shares are involved in the Reorganizations.

	Class A Shares		Class C Shares		Class I Shares
	Cushing Funds	Acquiring Funds	Cushing Funds	Acquiring Funds	Cushing Funds	Acquiring Funds
Maximum Initial Sales Charge	5.75%	5.50%	None	None	None	None
Contingent Deferred Sales Charge	1.00%[1]	1.00%[2]	1.00%	1.00%	None	None
Redemption Fees	2.00%[3]	None[4]	2.00%[3]	None[4]	2.00%[3]	None[4]
Wire Transfer Fee[5]	$15	$11	$15	$11	$15	None
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None
Minimum Initial Purchase	$2,000	$25,000	$2,000	$2,500	$250,000	$5,000,000[6]
Subsequent Purchase Minimum	$100	None	$100	$50	$100	None
1.	Investors who purchase more than $1,000,000 may be assessed a contingent deferred sales charge of 1.00% upon redemptions within twelve months of purchase.
2.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions within one year of the date of purchase on shares that were purchased without an initial sales charge.
3.	The Cushing Funds charge a 2.00% redemption fee on the proceeds of the Cushing Fund shares redeemed within 60 days of acquisition.
4.	Currently, the Acquiring Funds do not impose a redemption fee, although the Acquiring Funds are not intended to be used as a vehicle for frequent trading.
5.	Cushing Fund investors who have redemption proceeds wired to their bank account will be charged a wire transfer fee of $15. In addition, an investor’s bank may charge a fee for receiving wires. With regard to the Acquiring Funds, there is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares. An investor’s bank may charge a fee to receive the wire transfer.
6.	With regard to the Acquiring Funds, there is generally a $5,000,000 minimum investment for Class I shares for individuals investing directly (i) with the Acquiring Funds or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Acquiring Funds’ distributor, or its affiliates. Institutional shareholders in Class I shares have no initial investment minimums. For purposes of Class I share eligibility, the term “institutional investors” includes, but is not limited to: (i) individuals purchasing through certain types of “wrap fee” or other programs; (ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms; (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts; (iv) certain financial institutions, endowments, foundations or corporations; (v) certain investment advisers, dealers or registered investment companies; and (vi) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code.

Shareholder Account Features. The Cushing Funds allow shareholders to redeem their shares by mail, telephone, wire or financial intermediary. The Acquiring Funds permit shareholders to redeem their shares by mail, telephone, electronically or financial intermediary. The Acquiring Funds generally permit exchanges between like share classes in the MainStay Group of Funds. Such exchanges of fund shares generally are taxable for U.S. federal income tax purposes. Both the Cushing Funds and the Acquiring Funds permit systematic withdrawals.

Fiscal Year End. The Cushing Funds have a fiscal year end of November 30. The Acquiring Funds also have a fiscal year end of November 30.

Distributions. Cushing® MLP Premier Fund and Cushing® Royalty Energy Income Fund (each a “C Corp Fund”) intend to make quarterly cash distributions to its shareholders. Although each C Corp Fund anticipates that, due to the tax characterization of cash distributions made by MLPs and/or Energy Trusts, a significant portion of each fund’s distributions to shareholders will consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the C Corp Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the C Corp Fund’s shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the C Corp Fund. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. MainStay Cushing® MLP Premier Fund and MainStay Cushing® Royalty Energy Income Fund will have a substantially similar distribution policy as Cushing® MLP Premier Fund and Cushing® Royalty Energy Income Fund.

Cushing® Renaissance Advantage Fund intends to pay substantially all of its net investment income to shareholders through quarterly distributions. In addition, Cushing® Renaissance Advantage Fund intends to distribute any net long-term capital gains to shareholders at least annually. Cushing® Renaissance Advantage Fund expects that distributions paid on the shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). A portion of Cushing® Renaissance Advantage Fund’s distributions may also be characterized as return of capital. Cushing® Renaissance Advantage Fund may invest up to 25% of its total assets in MLPs and a portion of the cash distributions received by Cushing® Renaissance Advantage Fund from the MLPs in which it invests may be characterized as return of capital. If, for any calendar year, Cushing® Renaissance Advantage Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a return of capital for U.S. federal income tax purposes up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly, which will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of common shares. Cushing® Renaissance Advantage Fund cannot assure you as to what percentage, if any, of the distributions paid on the shares will consist of net capital gain, which is taxed at reduced rates for non-corporate shareholders, or return of capital. MainStay Cushing® Renaissance Advantage Fund will have a substantially similar distribution policy as Cushing® Renaissance Advantage Fund.

To permit the maintenance of a more stable distribution rate, a Cushing Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Cushing Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Cushing Fund’s net asset value. The Acquiring Funds will have a similar policy with respect to stable distribution rates.

Both the Cushing Funds and the Acquiring Funds offer a choice between automatically reinvesting distributions in additional shares or receiving them by check.

The Cushing Funds’ prospectus and SAI and the Acquiring Funds’ preliminary prospectus and SAI contain more detailed discussions of shareholder services and procedures.

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers

Acquiring Funds

New York Life Investments, subject to the supervision of the MainStay Board, and in conformity with the stated policies of the Acquiring Funds, administers the Acquiring Funds’ business affairs and has investment advisory responsibilities with respect to the Acquiring Funds’ portfolio securities. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000. As of February 28, 2014, New York Life Investments and its affiliates had approximately $519.5 billion in assets under management.

Upon the commencement of operations of the Acquiring Funds, Cushing Asset Management will serve as subadvisor to the Acquiring Funds and will be responsible for the day-to-day investment management activities of the Acquiring Funds. Cushing Asset Management is an SEC-registered investment adviser headquartered in Dallas, Texas. Cushing Asset Management serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other natural resource companies. Cushing Asset Management is also the sponsor of The Cushing® 30 MLP Index, a fundamentally based MLP index comprised of 30 equally weighted publicly traded energy infrastructure MLPs with a focus on total return; The Cushing® Upstream Energy Income Index, a benchmark designed to track the performance of publicly traded U.S. royalty trusts and upstream E&P MLPs; and various other indices designed to offer investors the ability to evaluate performance and growth characteristics of potential energy income investments. Cushing Asset Management continues to seek to expand its platform of MLP-related and energy income-related investment products, leveraging extensive industry contacts and unparalleled research depth to drive both passive and actively managed investment opportunities for individual and institutional investors. Cushing Asset Management seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community. Cushing Asset Management’s principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225. As of February 28, 2014, Cushing Asset Management had approximately $3.5 billion in assets under management. Jerry V. Swank, a trustee of the Cushing Funds, is the founder and managing partner of Cushing Asset Management.

Jerry V. Swank, Daniel L. Spears and Kevin P. Gallagher are currently the portfolio managers of Cushing® MLP Premier Fund and will also serve as the portfolio managers of MainStay Cushing® MLP Premier Fund.

Jerry V. Swank, Matthew A. Lemme and Saket Kumar are currently the portfolio managers of Cushing® Renaissance Advantage Fund and will also serve as the portfolio managers of MainStay Cushing® MLP Renaissance Advantage Fund.

Jerry V. Swank, Daniel L. Spears and Judd B. Cryer are currently the portfolio managers of Cushing® Royalty Energy Income Fund and will also serve as the portfolio managers of MainStay Cushing® Royalty Energy Income Fund.

Important Information Regarding Manager-of-Managers Exemptive Order

New York Life Investments and the registered funds that it manages, including the Acquiring Funds, have obtained an exemptive order (the “Order”) from the SEC permitting New York Life Investments, on behalf of the Acquiring Funds and subject to the approval of the MainStay Board, including a majority of the MainStay Board members who are not “interested persons” (as the term is defined in the 1940 Act) of MainStay Funds Trust, to hire or replace unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The initial sole shareholder of each Acquiring Fund has approved this manager-of-managers arrangement.

The Order grants MainStay Funds Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and MainStay Funds Trust, on behalf of the Acquiring Funds, and without the approval of shareholders, to: (a) engage new or additional unaffiliated subadvisors; (b) enter into and modify existing subadvisory agreements with unaffiliated subadvisors; or (c) replace subadvisors with unaffiliated subadvisors.

The Order contains certain conditions that require: (i) MainStay Funds Trust to make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) MainStay Funds Trust to provide an information statement to shareholders containing details about a subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iii) the MainStay Board to determine that any change in subadvisor is in the best interests of the Acquiring Funds; (iv) no board member or officer of the Acquiring Funds to own any interest in a subadvisor, subject to certain exceptions; (v) New York Life Investments not to enter into a subadvisory agreement with any affiliated subadvisor without shareholder approval; (vi) before a fund may rely on the Order, the operation of that fund pursuant to the Order must be approved by a majority of the fund’s outstanding voting securities, or, in the case of a newly-created fund, the initial shareholder(s) of the fund; and (vii) at all times, a majority of MainStay’ Board will not be “interested persons” of MainStay Funds Trust within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not “interested persons” will be at the discretion of the then existing Board Members that are not “interested persons.”

The Order also provides relief from certain regulatory requirements to permit the disclosure by the Acquiring Funds of aggregated, as opposed to individual, information about the fees paid to certain subadvisors, which would include Cushing® Asset Management. Another condition of note in the Order is that shareholder approval is still required to approve any subadvisory agreement with a subadvisor that is an “affiliated person,” as that term is defined in Section 2(a)(3) of the 1940 Act, of the Acquiring Fund or of New York Life Investments. However, the Acquiring Funds and New York Life Investments may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any further SEC rule adopted in the future), which would permit New York Life Investments and the Acquiring Funds to enter into or to materially amend, subadvisory agreements with affiliated subadvisors without obtaining shareholder approval.

Use of the Order provides New York Life Investments and the MainStay Board with increased flexibility to recommend, supervise, evaluate, and change subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. This permits the Acquiring Funds to operate more efficiently and cost-effectively. Without the Order, MainStay Funds Trust would be required to call and hold a shareholder meeting for the Acquiring Funds before it appoints a new subadvisor or materially amends a subadvisory agreement. Each time a shareholder meeting is called, MainStay Funds Trust would be required to create and distribute proxy materials and solicit proxy votes from the Acquiring Fund’s shareholders. This process is time-consuming and costly and such costs would generally be borne by an Acquiring Fund, thereby reducing shareholders’ investment returns.

New York Life Investments currently monitors the performance of all subadvisors. Also, New York Life Investments is currently responsible for recommending to the MainStay Board whether a subadvisory agreement should be entered into or terminated. In determining whether to recommend to the MainStay Board the termination of a subadvisory agreement, New York Life Investments considers several factors, including the subadvisor’s performance record while managing a particular fund. When a shareholder invests in an Acquiring Fund, he or she effectively hires New York Life Investments to manage the assets of the Acquiring Fund, either directly or via a subadvisor under New York Life Investments’ supervision. Therefore, the MainStay Board believes that shareholders already expect that New York Life Investments and the MainStay Board will take responsibility for overseeing any subadvisors engaged for an Acquiring Fund and for recommending whether a particular subadvisor should be hired, terminated, or replaced.

The MainStay Board oversees the selection and engagement of subadvisors. Further, the MainStay Board will evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual subadvisory agreements, the MainStay Board is required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the MainStay Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

The Order does not affect the amount of management fees an Acquiring Fund would pay to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisors for their services. The fees paid to New York Life Investments by an Acquiring Fund would be considered by the MainStay Board in approving and renewing the advisory and subadvisory agreements.

Please note that the Acquiring Funds will be subadvised by Cushing Asset Management. Cushing Asset Management is not an “affiliated person” of the Acquiring Funds or New York Life Investments. Thus, unlike the current arrangement for the Cushing Funds, the MainStay Board may terminate the subadvisory agreement with Cushing Asset Management and replace Cushing Asset Management with another unaffiliated subadvisor without shareholder approval under the terms of the Order. A copy of the “manager-of-managers” exemptive order is available by calling 800-MAINSTAY (624-6782).

Cushing Funds

Subject to the overall supervision of the Cushing Funds’ Board, the Cushing Funds are managed by Cushing Asset Management.

Investment Advisory Fees

The following chart highlights the annual contractual rate of the investment advisory fee paid by the Cushing Funds and the Acquiring Funds as a percentage of average daily net assets.

Cushing Funds	Advisory Fee (Contractual)	Acquiring Funds	Management Fee (Contractual)
Cushing® MLP Premier Fund	1.10%	MainStay Cushing® MLP Premier Fund	1.10%
Cushing® Renaissance Advantage Fund	1.25%	MainStay Cushing® Renaissance Advantage Fund	1.25%
Cushing® Royalty Energy Income Fund	1.35%	MainStay Cushing® Royalty Energy Income Fund	1.35%[1]

1. New York Life Investments has contractually agreed to waive a portion of its management fee amounting to 0.10%. This waiver will be in effect until April 1, 2016.

The following chart highlights the annual contractual rate of the subadvisory fees to be paid by New York Life Investments to Cushing Asset Management as a percentage of average daily net assets.

Acquiring Funds	Subadvisory Fee (Contractual)*
MainStay Cushing® MLP Premier Fund	0.55%
MainStay Cushing® Renaissance Advantage Fund	0.625%
MainStay Cushing® Royalty Energy Income Fund	0.675%

*      Equal to 50% of the Acquiring Fund’s management fee. Cushing Asset Management will bear 50% of the impact of any management fee breakpoints specified in each Acquiring Fund’s management agreement. Cushing Asset Management will bear fifty percent (50%) of the costs (subject, in the case of Cushing Asset Management, to the cap described in the next sentence) of any contractual or voluntary expense cap reimbursement or fee waivers for MainStay Cushing® Royalty Energy Income Fund and MainStay Cushing® Renaissance Advantage Fund. Cushing Asset Management’s share of the costs for MainStay Cushing® Royalty Energy Income Fund and MainStay Cushing® Renaissance Advantage Fund shall not exceed the subadvisory fee payment Cushing Asset Management receives from New York Life Investments for such Acquiring Fund. New York Life Investments will bear all of the costs of any expense cap reimbursement, fee waivers or similar adjustments for the MainStay® Cushing MLP Premier Fund.

The fees paid to Cushing Asset Management are paid out of the management fee paid to New York Life Investments and are not additional expenses of an Acquiring Fund. In connection with the Reorganizations, New York Life Investments will also pay Cushing Asset Management an additional one-time fee based upon a percentage of the total assets that are acquired as a result of the proposed Reorganizations. In addition, Cushing Asset Management and New York Life Investments have agreed to certain other arrangements, which are discussed in more detail in the section titled “Agreement between Cushing Asset Management and New York Life Investments.”

Comparison of Other Principal Service Providers

The following is a list of principal service providers for the Cushing Funds and the Acquiring Funds:

Service Providers
Service	Cushing Funds	Acquiring Funds
Investment Adviser	Cushing® Asset Management, LP 8117 Preston Road, Suite 440 Dallas, Texas 75225	New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010
Subadvisor	N/A	Cushing® Asset Management, LP 8117 Preston Road, Suite 440 Dallas, Texas 75225
Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	NYLIFE Distributors LLC 169 Lackawanna Avenue Parsippany, New Jersey 07054
Administrator	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010
Subadministrator	N/A	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701
Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Transfer Agent and Dividend Disbursing Agent	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	NYLIM Service Company, LLC 169 Lackawanna Avenue Parsippany, New Jersey 07054
Sub-Transfer Agent	N/A	Boston Financial Data Services, Inc. 30 Dan Road Canton, Massachusetts 02021-2809
Independent Auditors	Ernst & Young LLP One Victory Park 2323 Victory Avenue, Suite 2000 Dallas, Texas 75219	KPMG LLP 1601 Market Street Philadelphia, Pennsylvania 19103-2499

Comparisons of Business Structures

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation. State law and each fund’s governing documents create additional operating rules and restrictions that funds must follow. Cushing® Funds Trust and MainStay Funds Trust are both organized as Delaware statutory trusts and are governed by their respective Agreements and Declarations of Trust and By-Laws, as well as applicable Delaware and federal law.

The operations of Cushing® Funds Trust and MainStay Funds Trust are overseen by their respective Boards of Trustees and conducted by officers appointed by the respective Boards. The composition of the Board of Trustees for Cushing® Funds Trust and MainStay Funds Trust differs. For more information about the current Trustees and officers of the Cushing Funds and MainStay Funds Trust, you should consult the current SAI for the Cushing Funds and the preliminary SAI for the Acquiring

Funds. To receive a copy of the preliminary Statement of Additional Information for the Acquiring Funds, call toll-free 800-MAINSTAY (624-6782) or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Terms of the Reorganizations

At the effective time of each Reorganization, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Cushing Fund shown in the table below in exchange for shares of the corresponding class of the Acquiring Fund.

Cushing Funds	Acquiring Funds
Cushing® MLP Premier Fund Class A Shares Class C Shares Class I Shares	MainStay Cushing® MLP Premier Fund Class A Shares Class C Shares Class I Shares
Cushing® Renaissance Advantage Fund Class A Shares Class C Shares Class I Shares	MainStay Cushing® Renaissance Advantage Fund Class A Shares Class C Shares Class I Shares
Cushing® Royalty Energy Income Fund Class A Shares Class C Shares Class I Shares	MainStay Cushing® Royalty Energy Income Fund Class A Shares Class C Shares Class I Shares

Each Acquiring Fund will issue the number of full and fractional shares determined by dividing the net value of all the assets of the Acquiring Fund by the net asset value of one share of the Acquiring Fund. The number of Acquiring Fund shares to be issued (including fractional shares) will be equal to the number of full and fractional Cushing Fund shares owned by Cushing Fund shareholders at the closing of the Reorganization. The Reorganization Plan provides the time for and method of determining the net value of each Cushing Fund’s assets and the net asset value of a share of each Acquiring Fund. To determine the valuation of the assets transferred by each Cushing Fund and the number of shares of each Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Fund in determining daily net asset values. There are no material differences between the valuation procedures of the Acquiring Funds and the Cushing Funds. The valuation will be calculated immediately prior to the closing of the Reorganization, which, if approved by shareholders, is expected to occur on or about July 11, 2014, and will be calculated at the time of day the Cushing Funds and Acquiring Funds ordinarily calculate their net asset values.

Each Cushing Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Cushing Fund will be credited with Class A shares, Class C shares or Class I shares, as applicable, of the corresponding Acquiring Fund having an aggregate value equal to the Class A shares, Class C shares or Class I shares, as applicable, of the Cushing Fund that the shareholders hold of record at the effective time of the Reorganization. At that time, the Cushing Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the Cushing Funds’ Board or the MainStay Board, on behalf of a Cushing Fund or an Acquiring Fund, respectively, under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the

Reorganization Plan. An important condition to closing is that each Cushing Fund receives an opinion from income tax counsel to the Cushing Fund and from income tax counsel to the Acquiring Fund to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganization will not cause the Cushing Fund, the Acquiring Fund or the Cushing Fund’s shareholders to recognize gain or loss. Other material conditions include the receipt of legal opinions regarding the Cushing Funds and Acquiring Funds and the Reorganizations. Lastly, the closing is conditioned upon each Cushing Fund and each Acquiring Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Reorganization Plan, a form copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Agreement Among New York Life Investments, Cushing Asset Management and Swank Capital

Pursuant to the Agreement, Cushing Asset Management will assume the day-to-day investment management responsibilities for the Acquiring Funds under a subadvisory agreement with New York Life Investments with respect to the Acquiring Funds. New York Life Investments will assume the administrative responsibilities for the Acquiring Funds, and an affiliate of New York Life Investments will assume the distribution responsibilities for the Acquiring Funds. In addition to establishing the subadvisory relationship between Cushing Asset Management and New York Life Investments for the Acquiring Funds, Cushing Asset Management and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the MainStay Board that Cushing Asset Management continue to serve as subadvisor for the Acquiring Funds, subject to MainStay Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties; (ii) Cushing Asset Management agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Cushing Asset Management products; and (iv) Cushing Asset Management agrees to maintain certain minimum additional investment capacity levels for new sales of shares of the Acquiring Funds.

Additionally, New York Life Investments will pay Cushing Asset Management a one-time fee based upon a percentage of the total assets that are acquired as a result of the proposed Reorganizations.

It is a closing condition of the Agreement between Cushing Asset Management and New York Life Investments that a Reorganization is approved by shareholders of each Cushing Fund.

Cushing Funds’ Board Consideration of the Reorganizations

The Cushing Funds’ Board met on January 23, 2014, March 20, 2014, and April 4, 2014 to discuss the proposed reorganizations. The Cushing Funds’ Board met with representatives of Cushing Asset Management throughout these meetings and with representatives of New York Life Investments on March 20, 2014.

In approving the Reorganizations, the Board requested and received such information from Cushing Asset Management and New York Life Investments as it determined to be necessary to evaluate the Reorganization. During its meetings, the Cushing Funds’ Board received and evaluated materials regarding the investment objectives, strategies, policies and risks of the Acquiring Funds, as well as the effect of the Reorganizations on the existing shareholders of the Cushing Funds. The Cushing Funds’ Board also evaluated and discussed: (i) any material differences between the Cushing Funds’ and the Acquiring Funds’ principal investment objectives and investment strategies, as well as policies and risks; (ii) the specific terms of the Reorganization, including information regarding the proposed plans for ongoing management, distribution and operation of each Acquiring Fund; and (iii) other information, such as the expenses of the Cushing Funds and the Acquiring Funds (including anticipated pro forma expense information of each Acquiring Fund following the Reorganization) and the anticipated asset growth of the Acquiring Funds in the foreseeable future.

In approving each Reorganization, the Cushing Funds’ Board, including a majority of the Independent Trustees, concluded that: (i) each Reorganization is in the best interests of the applicable Cushing Fund; and (ii) the interests of the shareholders of each applicable Cushing Fund will not be diluted as a result of the Reorganization. The Cushing Funds’ Board also believe that the Reorganizations offer a number of potential benefits. These potential benefits and considerations include the:

•	Continuity of asset management through the retention of Cushing Asset Management as subadvisor to the Acquiring Funds;

•	Continuity of portfolio management, as each Acquiring Fund will be managed by the same portfolio management personnel as the corresponding Cushing Fund;

•	Substantial similarity between the principal investment objectives, strategies, risks, and policies of each Acquiring Fund and the corresponding Cushing Fund;

•	Potentially greater market presence of the Acquiring Funds;

•	Expected improved operating efficiencies of the Acquiring Funds and improved distribution capabilities offered by affiliates of New York Life Investments;

•	Comparable or reduced expense and fee structures of each Acquiring Fund relative to the corresponding Cushing Fund;

•	Limitations on total expenses ratios (excluding deferred income taxes) for each Acquiring Fund at levels below the total expense ratio (after waivers and reimbursements) for the corresponding Cushing Fund for the fiscal year ended November 30, 2013, each for a period of two (2) years;

•	Lack of a sales charge, CDSC, commission, redemption fee or other transactional fee to be charged to existing Cushing Fund shareholders as a result of the Reorganization.

•	Expanded range of exchange options for shareholders and greater shareholder service capabilities of the MainStay Group of Funds, with 47 retail mutual funds, 29 variable product funds and $102 billion in assets under management across retail mutual funds and variable product funds, as of February 28, 2014; and

•	Expected tax-free nature of each Reorganization for U.S. federal income tax purposes.

The Cushing Funds’ Board also considered that fees and expenses incurred in connection with the Reorganizations would be borne by New York Life Investments and Cushing Asset Management. See “Fees and Expenses of each Reorganization.”

Performance

In each Reorganization, a Cushing Fund will be reorganized into a corresponding Acquiring Fund, which was created specifically to receive the assets and assume the liabilities of the Cushing Fund. The

Cushing Fund will be the accounting survivor of the respective Reorganization, and the corresponding Acquiring Fund will assume the performance history of the Cushing Fund at the closing of the Reorganization. The average annual total returns of Cushing® MLP Premier Fund and Cushing® Royalty Energy Income Fund for one year and for the life of Cushing® MLP Premier Fund and Cushing® Royalty Energy Income Fund are presented in the Cushing Funds’ prospectus. Cushing® Renaissance Advantage Fund commenced operations on April 1, 2013. Because Cushing® Renaissance Advantage Fund did not complete a full calendar year of operations before the date of the Cushing Funds’ prospectus, no performance information is included in the Cushing Funds’ prospectus. Please remember that past performance is no guarantee of future results.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of each Reorganization that are applicable to you as a Cushing Fund shareholder. It is based on the Internal Revenue Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Cushing Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Cushing Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Cushing Fund shares as a capital asset at the time of the Reorganization; or an entity treated as a partnership for U.S. federal income tax purposes.

None of the Cushing Funds or the Acquiring Funds has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganizations or any related transactions. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganizations to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of each Cushing Fund and an Acquiring Fund to consummate a Reorganization is conditioned upon their receipt of opinions of counsel to the Cushing Fund and to the Acquiring Fund, respectively, generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code, with respect to an Acquiring Fund and the Cushing Fund, and the Acquiring Fund and the Cushing Fund will each be a “party to a reorganization” under Section 368(b) of the Internal Revenue Code. Provided that the Reorganization so qualifies and the Acquiring Fund and the Cushing Fund are so treated, for U.S. federal income tax purposes, generally:

•	Neither the Acquiring Fund nor the corresponding Cushing Fund will recognize any gain or loss as a result of the Reorganization.

•	A Cushing Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder’s Cushing Fund shares pursuant to the Reorganization, except to the extent of any additional consideration (i.e. “boot”) received or deemed received.

•	A Cushing Fund shareholder’s aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Cushing Fund shares held immediately before the Reorganization (increased by gain recognized, if any).

•	A Cushing Fund shareholder’s holding period for the corresponding Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Cushing Fund shares, provided that the Acquiring Fund shareholders held their Cushing Fund shares as capital assets.

The tax opinions described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinions and the continued accuracy and completeness of representations made by the Cushing Fund and Acquiring Fund, including representations in certificates to be delivered by the respective management of each of the Cushing Fund and Acquiring Fund. Counsel rendering each such opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and the applicability of its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Since inception, Cushing® Renaissance Advantage Fund believes it has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Additionally, MainStay Cushing® Renaissance Advantage Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Accordingly, Cushing® Renaissance Advantage Fund believes that it has been, and MainStay Cushing® Renaissance Advantage Fund expects to continue to be after the Reorganization, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, Cushing® Renaissance Advantage Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization. A shareholder must include any such distributions in such shareholder’s taxable income.

Each of Cushing® MLP Premier Fund (for the taxable years ended November 30, 2010, November 30, 2011, November 30, 2012 and November 30, 2013) and Cushing® Royalty Energy Income Fund (for taxable years ended November 30, 2012 and November 30, 2013) was taxed as a regular corporation (“C corporation”), and not as a “regulated investment company,” for Federal income tax purposes. Accordingly, each of Cushing® MLP Premier Fund and Cushing® Royalty Energy Income Fund is subject to Federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a C corporation, each of Cushing® MLP Premier Fund and Cushing® Royalty Energy Income Fund is subject to state and local income taxation

Fees and Expenses of each Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses, but not including brokerage costs, incurred in connection with the completion of the Reorganization will be borne by New York Life Investments and Cushing Asset Management. Brokerage costs, if any, associated with the Reorganizations are not expected to be significant.

Capitalization

The following table sets forth as of April 10, 2014, the capitalization of the Cushing Funds. Pro forma capitalization information is not included for the Reorganizations because the Class A shares, Class C shares and Class I shares of each Cushing Fund are being reorganized into the Class A shares, Class C shares and Class I shares, respectively, of a corresponding Acquiring Fund, which currently have no assets. All outstanding shares listed below are entitled to vote at the meeting.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Cushing® MLP Premier Fund
Class A Shares	$561,073,191.79	25,238,697.394	$22.23
Class C Shares	$696,324,746.66	32,282,577.437	$21.57
Class I Shares	$310,239,389.19	13,826,861.900	$22.44

Cushing® Renaissance Advantage Fund
Class A Shares	$12,473,875.48	517,351.819	$24.11
Class C Shares	$ 7,571,856.24	316,058.757	$23.96
Class I Shares	$37,450,297.06	1,551,476.542	$24.14

Cushing® Royalty Energy Income Fund
Class A Shares	$62,951,038.66	3,398,134.741	$18.53
Class C Shares	$14,785,563.22	808,984.611	$18.28
Class I Shares	$ 3,377,115.92	181,404.874	$18.62

INFORMATION ON VOTING

This Proxy Statement is being provided in connection with the solicitation of proxies by the Cushing Funds’ Board to solicit your vote for one proposal at a special meeting of shareholders of each of Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund and Cushing® Royalty Energy Income Fund (the “Meeting”). The Meeting will be held at 9:00 a.m. Central time, at the offices of Cushing Asset Management, 8117 Preston Road, Suite 440, Dallas, Texas 75225.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address printed on your proxy ballot;

•	call the toll-free number printed on your proxy ballot; or

•	vote in-person at the Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy ballot.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the applicable Cushing Fund. You may also give written notice of revocation in person at the Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Only shareholders of record on April 10, 2014 are entitled to receive notice of and to vote at the Meeting. Each share held as of the close of business on April 10, 2014 is entitled to one vote. For each Cushing Fund, a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting. When a quorum is present, approval of Proposal 1 will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of a Cushing Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Cushing Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Cushing Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Cushing Fund.

The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the original date set for the Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

Although it is not expected that the Cushing Funds will receive abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Abstentions and broker non-votes will have the same effect as shares voted against a proposal, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Cushing Funds may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Cushing Funds also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to a Cushing Fund, without further notice to the shareholders of the Cushing Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the best interests of shareholders.

A shareholder of a Cushing Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Cushing Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the Class A shares, Class C shares or Class I shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value. Shareholders of the Cushing Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

If the Meeting is adjourned, postponed or delayed to another time or place, notice need not be given of the adjourned, postponed or delayed Meeting at which the adjournment is taken, unless a new record date of the adjourned, postponed or delayed Meeting is fixed. At any adjourned, postponed or delayed Meeting, the Cushing Funds may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.

The Cushing Funds’ Board knows of no matters other than those described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Cushing Funds’ Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of New York Life Investments, Cushing Asset Management and their affiliates may solicit proxies by telephone. The Cushing Funds have engaged the proxy solicitation firm of Broadridge Investors Communication Solutions, Inc., which will receive a fee from New York Life Investments and Cushing Asset Management for its solicitation services, which is estimated to be $125,000.

The cost of the meeting, including the costs of solicitation of proxies and voting instructions, will be borne by New York Life Investments and Cushing Asset Management. New York Life Investments and Cushing Asset Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Cushing Funds and their shareholders and the Acquiring Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

Beneficial Ownership of Shares

As of April 10, 2014, to the knowledge of each Cushing Fund, no person owned beneficially, or of record, more than 5% of any class of voting securities of such Fund, except as set forth in the table below.

Fund	Class	Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
Cushing® MLP Premier Fund	Class A	UBS WM USA 1000 Harbor Blvd. 5th Fl. Weehawken, NJ 07086-6761	6,668,626	26.52%	Record

		Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2 3rd Fl Jersey City, NJ 07311	4,397,435	17.49%	Record

	Class C	Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2 3rd Fl Jersey City, NJ 07311	13,724,408	42.75%	Record

		UBS WM USA 1000 Harbor Blvd. 5th Fl. Weehawken, NJ 07086-6761	6,140,397	19.13%	Record

	Class I	Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2 3rd Fl Jersey City, NJ 07311	8,708,153	63.34%	Record

Cushing® Renaissance Advantage Fund	Class A	Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2 3rd Fl Jersey City, NJ 07311	90,874	17.79%	Record

		Charles Schwab & Co Inc. 211 Main St. San Francisco, CA 94105-1905	27,659	5.41%	Record

	Class C	Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2 3rd Fl Jersey City, NJ 07311	114,624	37.31%	Record

		RBC Capital Markets LLC 510 Marquette Ave. S Minneapolis, MN 55402-1110	54,325	17.68%	Record

	Class I	Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 2 3rd Fl Jersey City, NJ 07311	185,189	12.04%	Record

		TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	126,478	8.22%	Record

		Charles Schwab & Co Inc. 211 Main St. San Francisco, CA 94105-1905	89,459	5.82%	Record

Fund	Class	Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
Cushing® Royalty Energy Income Fund	Class A	Charles Schwab & Co Inc. 211 Main St. San Francisco, CA 94105-1905	2,347,754	69.36%	Record

		RBC Capital Markets LLC 510 Marquette Ave. S Minneapolis, MN 55402-1110	206,122	6.09%	Record

		UBS WM USA 1000 Harbor Blvd. 5th Fl. Weehawken, NJ 07086-6761	179,866	5.31%	Record

	Class C	UBS WM USA 1000 Harbor Blvd. 5th Fl. Weehawken, NJ 07086-6761	115,689	14.46%	Record

	Class I	Raymond James & Assoc Inc. FBO Lynn C. Giordano 201 Geranium St. Metairie, LA 70005-4520	26,636	14.84%	Record

		Raymond James & Assoc Inc. FBO Michael H. Madison & Terri Lynn Madison T-I-C 5667 Mirador Cir. Shreveport, LA 71119-4009	13,526	7.53%	Record

		Charles Schwab & Co Inc. 211 Main St. San Francisco, CA 94105-1905	12,476	6.95%	Record

		NFS LLC FEBO HF Properties Ltd. 55 Waugh Dr. Ste. 1111 Houston, TX 77007-5837	11,864	6.61%	Record

As of April 10, 2014, the officers and Trustees of the Cushing Funds as a group owned less than 1% of each Cushing Fund.

Annual Meetings and Shareholder Meetings

The Cushing Funds normally do not hold meetings of shareholders except as required under the 1940 Act and applicable laws. Any shareholder proposal for a shareholder meeting must be presented to the Cushing Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Cushing Funds do not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

Householding

In an effort to decrease costs, the Cushing Funds intend to reduce the number of duplicate Proxy Statements you receive by sending only one copy to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. However, each shareholder will receive separate proxy cards. Please call toll-free at 877-9-MLPFUNDS (877-965-7386) or write to the Cushing Funds (c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) to request individual copies of these documents.

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of                     , 2014, by and between Cushing® Funds Trust, a Delaware statutory trust (“Cushing Funds”), on behalf of its series, the [Cushing® MLP Premier Fund, Cushing® Royalty Energy Income Fund and Cushing® Renaissance Advantage Fund] (the “Acquired Fund”), and MainStay Funds Trust, a Delaware statutory trust (“MainStay Funds”), on behalf of its series, the [MainStay Cushing MLP Premier Fund, MainStay Cushing Royalty Energy Income Fund and MainStay Cushing Renaissance Advantage Fund] (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). New York Life Investment Management LLC, a limited liability company organized under the laws of the State of Delaware (“New York Life Investments”), joins this Agreement solely for purposes of paragraphs 4.3, 5.11 and 8.2, and Cushing® Asset Management LP, a limited partnership organized under the laws of the State of Texas (“Cushing”), joins this Agreement solely for purposes of paragraphs 4.4 and 8.2.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

The Board of Trustees of Cushing Funds has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. The Board of Trustees of MainStay Funds has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1.     The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), Cushing Funds shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund, to MainStay Funds on behalf of the Acquiring Fund, and MainStay Funds shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, MainStay Funds shall, on behalf of the Acquiring

Fund, deliver to Cushing Funds on behalf of the Acquired Fund, full and fractional Class A, Class C and Class I Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.     Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records, any deferred tax benefit and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3.     Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities, obligations and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time (collectively, the “Liabilities”).

1.4.     Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), Cushing Funds, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from MainStay Funds pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund; holders of Class C shares of the Acquired Fund will receive Class C shares of the Acquiring Fund; and holders of Class I shares of the Acquired Fund will receive Class I shares of the Acquiring Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.     Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.     Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7.     Termination of Acquired Fund. The Acquired Fund will have its affairs wound up and be terminated as a separate series of Cushing Funds in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to Section 1.4. If the Acquired Fund is the sole remaining series of Cushing Funds, Cushing Funds shall take all necessary steps under Delaware state law to dissolve, terminate and have its affairs wound up in accordance with Delaware law as soon as practicable following the termination of the Acquired Fund.

ARTICLE II

VALUATION

2.1.     Net Asset Value of the Acquired Fund. The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2.     Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in paragraph 2.1.

2.3.     Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4.     Joint Direction of Calculation. All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), in its capacity as accounting agent for the MainStay Funds. Such computations shall be evaluated by New York Life Investments, in its capacity as administrator for the Funds, in consultation with Cushing, the investment advisor to the Acquired Fund. Such computations shall be subject to confirmation by the Acquired Fund’s and Acquiring Fund’s respective transfer agents and independent registered public accounting firms.

2.5.     Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1.     Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of New York Life Investments on or about [July 11, 2014], or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”), provided that MainStay Funds, on behalf of the Acquiring Fund, may unilaterally delay the Closing Date upon prior written notice to Cushing Funds, to allow enough time for the

Acquiring Fund to file with the Commission a proxy statement/prospectus on Form N-14 in connection with the Reorganization, to achieve effectiveness of such Form N-14, and for sufficient votes of the Acquired Fund’s shareholders to be obtained, in the event that MainStay Funds is required to, or determines in its reasonable business judgment to, file such a Form N-14. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.     Transfer and Delivery of Assets. Cushing Funds shall direct U.S. Bank, National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by U.S. Bank, as custodian for the Acquired Fund, to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which also serves as the custodian for the Acquiring Fund. Such presentation, if applicable, shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank shall deliver to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3.     Share Records. Cushing Funds shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.     Postponement of Effective Time. In the event that at the Effective Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of Cushing Funds or the Board of Trustees of MainStay Funds, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.     Representations and Warranties of Cushing Funds. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of Cushing Funds, Cushing Funds, on behalf of the Acquired Fund, represents and warrants to MainStay Funds, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of Cushing Funds, which is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, with power under Cushing Funds’ Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     Cushing Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Cushing Funds on behalf of the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)     The current prospectus, statement of additional information, shareholder reports, marketing materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)     At the Effective Time, Cushing Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MainStay Funds, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act; provided, however, that certain Assets may be pledged, segregated or earmarked against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments, in accordance with the terms of such contracts or applicable interpretations of the Staff of the SEC.

(f)     Cushing Funds is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Cushing Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Cushing Funds, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)     All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)     No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Cushing Funds’ knowledge, threatened against the Acquired Fund or any of its properties or assets that would reasonably be expected to materially and adversely affect its financial condition or the conduct of its business. Without any special investigation or inquiry, Cushing Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings. Cushing Funds, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)     The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Acquired Fund at November 30, 2013 have been audited by Ernst & Young, LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)     Since November 30, 2013, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)     [The Cushing MLP Premier Fund did not qualify as a regulated investment company (“RIC”) for the taxable years ended November 30, 2010, November 30, 2011, November 30, 2012 and November 30, 2013. The Cushing MLP Premier Fund was taxed for the aforementioned taxable years as a regular corporation (“C corporation”) for Federal income tax purposes. The Cushing MLP Premier Fund is subject to Federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a C corporation, the Cushing MLP Premier Fund is subject to state and local income taxation.]

[The Cushing Royalty Energy Income Fund did not qualify as a regulated investment company (“RIC”) for the taxable years ended November 30, 2012 and November 30, 2013. The

Cushing Royalty Energy Income Fund was taxed for the aforementioned taxable years as a regular corporation (“C corporation”) for Federal income tax purposes. The Cushing Royalty Energy Income Fund is subject to Federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a C corporation, the Cushing Royalty Energy Income Fund is subject to state and local income taxation.]

[For the taxable year of the Cushing Renaissance Advantage Fund ended November 30, 2013, the Cushing Renaissance Advantage Fund met the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, has been (and is expected to be) eligible to and has computed (and will compute) its Federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) relating to the taxable year ended November 30, 2013.

(l)     At the Effective Time, all Federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material Federal, state, local and other taxes (whether or not shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted with respect to such returns.

(m)     All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as provided in Section 6.1(1) of the Declaration of Trust of the Acquired Fund) by Cushing Funds and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of Cushing Funds, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of Cushing Funds on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to approval of the shareholders of the Acquired Fund and subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)     The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(p)     The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the date of the Proxy Statement through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(q)     For each year of its operation since inception and following an initial two-year term, the Acquired Fund’s investment advisory agreement with Cushing has been properly approved by the Board of Trustees of Cushing Funds pursuant to Section 15(c) of the 1940 Act.

4.2.     Representations and Warranties of MainStay Funds. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of MainStay Funds, MainStay Funds, on behalf of the Acquiring Fund, represents and warrants to Cushing Funds, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as described in the Proxy Statement.

(b)     MainStay Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by MainStay Funds on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)     Prior to the Effective Time, Mainstay Funds shall have on file with the SEC an effective prospectus and statement of additional information for the Acquiring Fund.

(e)     The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Acquired Fund or Cushing for use therein.

(f)     At the Effective Time, MainStay Funds, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(g)     MainStay Funds, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

(h)     No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MainStay Funds’ knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. MainStay Funds, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)     At the Effective Time, the Acquiring Fund will have no assets and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time.

(j)     [The MainStay Cushing MLP Premier Fund and MainStay Cushing Royalty Energy Income Fund will each elect to be taxed as a corporation, and will be obligated to pay federal, state and local income tax on its taxable income.]

[The MainStay Cushing Renaissance Advantage Fund (i) intends to qualify as a regulated investment company under Subchapter M of the Code for its taxable year that includes the Effective Time, and intends to qualify for such treatment in subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Effective Time and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Effective Time.]

(k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of MainStay Funds, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)     The Acquiring Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the shares of the Acquiring Fund shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by MainStay Funds, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(m)     The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(n)     The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the date of the Proxy Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

(o)     The Acquiring Fund’s investment advisory agreement with New York Life Investments, and the subadvisory agreement between New York Life Investments and Cushing, have been properly approved by the Board of Trustees of the MainStay Funds pursuant to Section 15(c) of the 1940 Act.

4.3.     Representation and Warranty of New York Life Investments. New York Life Investments represents and warrants to Cushing Funds, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of New York Life Investments, and this Agreement will constitute a valid and binding obligation of New York Life Investments, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4.     Representation and Warranty of Cushing. Cushing represents and warrants to Cushing Funds, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Cushing, and this Agreement will constitute a valid and binding obligation of Cushing, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.     Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective

Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund shall not issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2.     Meeting of Shareholders. Cushing Funds will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.     No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.     Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.     Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.     Proxy Statement. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the proxy statement on Schedule 14A (the “Proxy Statement”), in compliance with the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein. To the extent required by the Commission or otherwise determined to be appropriate in the reasonable business judgment of MainStay Funds, on behalf of the Acquiring Fund, the term “Proxy Statement,” as used herein, shall include a proxy statement/prospectus filed as part of a registration statement of the Acquiring Fund on Form N-14 in lieu of a Schedule 14A proxy statement and in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.     Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.     Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.     Other Instruments. Cushing Funds, on behalf of the Acquired Fund, and MainStay Funds, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) Cushing

Funds’, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) MainStay Funds’, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.     Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.     Compliance with Section 15(f) of the 1940 Act. (a) MainStay Funds agrees that for a period of three (3) years after the Closing Date, MainStay Funds will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund or MainStay Funds, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of New York Life Investments or Cushing; and (b) New York Life Investments agrees that for a period of two (2) years after the Closing Date, neither New York Life Investments nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

5.12.     Reorganization. It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of section 368(a) of the Code. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT

6.1.     Conditions Precedent to Obligations of Acquired Fund. The obligations of Cushing Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Cushing Funds’ election, to the following conditions:

(a)     All representations and warranties of MainStay Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     MainStay Funds, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Cushing Funds, and dated as of the Effective Time, to the effect that the representations and warranties of MainStay Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Cushing Funds shall reasonably request.

(c)     MainStay Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MainStay Funds, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)     Cushing Funds shall have received on the Closing Date the opinion of Dechert LLP, counsel to the MainStay Funds, dated as of the Closing Date, covering the following points:

(1)     MainStay Funds is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(2)     The Agreement has been duly authorized by MainStay Funds, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by Cushing Funds, is a valid and binding obligation of MainStay Funds on behalf of the Acquiring Fund enforceable against the MainStay Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)     The Acquiring Fund shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by MainStay Funds and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4)     The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of MainStay Funds’ Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which MainStay Funds is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the MainStay Funds is a party or by which it is bound;

(5)     To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by MainStay Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)     MainStay Funds is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(7)     To the knowledge of such counsel, and except as otherwise disclosed to Cushing Funds pursuant to paragraph 4.2(g) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to MainStay Funds or the Acquiring Fund and neither MainStay Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business

6.2.     Conditions Precedent to Obligations of Acquiring Fund. The obligations of MainStay Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MainStay Funds’ election, to the following conditions:

(a)     All representations and warranties of Cushing Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     Cushing Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of Cushing Funds.

(c)     Cushing Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of Cushing Funds, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MainStay Funds shall reasonably request.

(d)     Cushing Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Cushing Funds, on behalf of the Acquired Fund, on or before the Effective Time.

(e)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)     The MainStay Funds shall have received on the Closing Date the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to Cushing Funds, covering the following points:

(1)     Cushing Funds is a statutory trust duly formed and is validly existing and in good standing under the laws of the State of Delaware;

(2)     Cushing Funds has the statutory trust power and authority under the Delaware Statutory Trust Act to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(3)     The Agreement has been duly authorized executed and delivered by all requisite statutory trust action on the part of Cushing Funds, on behalf of the Acquired Fund, under the Delaware Statutory Trust Act;

(4)     The Agreement constitutes the valid and binding obligation of Cushing Funds, on behalf of the Acquired Fund, enforceable against Cushing Funds in accordance with its terms under the laws of the State of Delaware, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(5)     Neither the execution and delivery by Cushing Funds of the Agreement nor the consummation by Cushing Funds of the transactions contemplated thereby: (i) materially conflicts with the Declaration of Trust of By-Laws; (ii) constitutes a material violation of, or a default under, any Scheduled Contract; or (iii) contravenes any Scheduled Order;

(6)     To the knowledge of such counsel, neither the execution and delivery by Cushing Funds of the Agreement nor the consummation by Cushing Funds of the transactions contemplated thereby requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the Delaware Statutory Trust Act or the United States of America, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(7)     Cushing Funds has filed a Notification of Registration pursuant to Section 8(a) of the 1940 Act (the “1940 Act Notification) and, based solely on a review of the website of the SEC, no order of suspension or revocation of such 1940 Act Notification has been issued and no proceed for any such purpose have been instituted or are pending with the SEC.

(8)     To the knowledge of such counsel there are no legal or governmental proceedings pending to which Cushing Funds is a party that are required to be disclosed in the Proxy Statement that are not so disclosed therein.

6.3.     Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, Cushing Funds, on behalf of the Acquired Fund, or MainStay Funds, on behalf of the Acquiring Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)     The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Cushing Funds’ Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, Cushing Funds and MainStay Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)     At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of Cushing Funds or MainStay Funds, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)     All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Cushing Funds and MainStay Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d)     The Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)     The Cushing Funds shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP and the MainStay Funds shall have received an opinion of Dechert LLP, as to federal income tax matters (each a “Tax Opinion”) substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement (the “Reorganization), will constitute a reorganization under Section 368(a)(1)(F) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     No gain or loss will be recognized by the Acquired Fund as a result of such transactions.

(3)     No gain or loss will be recognized by the Acquiring Fund as a result of such transactions.

(4)     No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5)     The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

(6)     The basis of the Acquired Fund’s Assets received by the Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions.

(7)     The shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

(8)     The holding period of the Acquiring Fund with respect to the Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

(9)     The Reorganization will not result in the termination of the Acquiring Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

The delivery of such opinion is conditioned upon receipt by Skadden, Arps, Slate, Meagher & Flom LLP and Dechert LLP of representations each shall request of Cushing Funds and the Mainstay Funds on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(f)     U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(g)     The Transfer Agent shall have delivered to MainStay Funds a certificate of its authorized officer as set forth in paragraph 3.3.

(h)     The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(i)     Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1.     Indemnification by MainStay Funds. MainStay Funds, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless Cushing Funds, the Acquired Fund, and their trustees, officers, employees and agents (the “Cushing Funds Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Cushing Funds Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund, or its respective trustees, officers or agents.

7.2.     Indemnification by Cushing Funds. Cushing Funds, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless MainStay Funds, the Acquiring Fund, and their trustees, officers, employees and agents (the “Mainstay Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the MainStay Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund, or its respective trustees, officers or agents.

7.3.     Liability of Cushing Funds. MainStay Funds understands and agrees that the obligations of Cushing Funds on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of Cushing Funds on behalf of Cushing Funds personally, but bind only Cushing Funds on behalf of the Acquired Fund and the Acquired Fund’s property. Moreover, no series of Cushing Funds other than the Acquired Fund shall be responsible for the obligations of Cushing Funds hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. MainStay Funds represents that it has notice of the provisions of the Declaration of Trust of Cushing Funds disclaiming shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4.     Liability of MainStay Funds. Cushing Funds understands and agrees that the obligations of MainStay Funds on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of MainStay Funds on behalf of MainStay Funds personally, but bind only MainStay Funds on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of MainStay Funds other than the Acquiring Fund shall be responsible for the obligations of MainStay Funds hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. Cushing Funds represents that it has notice of the provisions of the Declaration of Trust of MainStay Funds disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.     No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.     Expenses of Reorganization. The expenses relating to the proposed Reorganization will be borne joint and severally by New York Life Investments and Cushing. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Proxy Statement, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement, expenses of holding shareholder meetings (including, without limitation, soliciting proxies), all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. [Notwithstanding any of the foregoing, New York Life Investments and Cushing shall pay or assume only those expenses of the Cushing MLP Premier Fund and, Cushing Royalty Energy Income Fund that are solely and directly related to the Reorganization in accordance with guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187. ] [Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) New York Life Investments and Cushing shall pay or assume only those expenses of the Cushing Renaissance Advantage Fund that are solely and directly related to the Reorganization in accordance with guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.]

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.     Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Cushing Funds or MainStay Funds, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of Cushing Funds or the Board of Trustees of MainStay Funds, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Cushing Funds:

Cushing Funds Trust c/o Cushing Asset Management, LP

8117 Preston Road

Suite 440

Dallas, TX 75225

Attention: Barry Y. Greenberg, Esq.

Telephone: (214) 635-1689

Fax: (214) 695-7936

Email: bgreenberg@swankcapital.com

With copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP,

Four Times Square

New York, NY

Attention: Philip H. Harris, Esq.

Telephone: (212) 735-3805

Fax: (917) 777-3805

Email: philip.harris@skadden.com

If to MainStay Funds:

MainStay Funds Trust c/o New York Life Investment Management LLC

169 Lackawanna Avenue

Parsippany, NJ 07054

Attention: J. Kevin Gao, Esq.

Telephone No.: (973) 394-4450

Facsimile No.: (973) 394-4637

Email: kevin_gao@nylim.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Attn: Sander M. Bieber, Esq.

Telephone No.: (202) 261-3308

Facsimile No.: (202) 261-3333

Email: sander.bieber@dechert.com

ARTICLE X

IMISCELLANEOUS

11.1.     Entire Agreement. MainStay Funds and Cushing Funds agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.     Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3.     Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5.     Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the                  day of                     , 2014.

MAINSTAY FUNDS TRUST on behalf of its series, [MainStay Cushing MLP Premier Fund, MainStay Cushing Royalty Energy Income Fund and MainStay Cushing Renaissance Advantage Fund]	CUSHING FUNDS TRUST on behalf of its series, [Cushing MLP Premier Fund, Cushing Royalty Energy Income Fund and Cushing Renaissance Advantage Fund]

By:	By:

Name: Stephen P. Fisher	Name: Daniel L. Spears

Title: President	Title: President

Solely for purposes of paragraphs 4.3, 5.11 and 8.2	Solely for purposes of paragraphs 4.4 and 8.2

NEW YORK LIFE INVESTMENT MANAGEMENT LLC	CUSHING ASSET MANAGEMENT, LP

By:	By:	Swank Capital LLC, its general partner

Name: Stephen P. Fisher	By:

Title: Senior Managing Director and Co-President	Name: Jerry V. Swank

Title: Managing Member

EXHIBIT B

EXPENSE SUMMARIES OF THE CUSHING FUNDS AND ACQUIRING FUNDS

The following tables describe the fees and expenses associated with holding Cushing Fund and Acquiring Fund shares. In particular, the tables compare the fee and expense information for the Class A shares, Class C shares and Class I shares of each Cushing Fund as of the most recently completed fiscal year ended November 30, 2103, and the pro forma fees and expenses of Class A shares, Class C shares and Class I shares of each Acquiring Fund following the respective Reorganization. Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

	Cushing® MLP Premier Fund			MainStay Cushing® MLP Premier Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	1.00%[1]	1.00%	None	1.00%[2]	1.00%	None
Redemption Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund’s average daily net assets)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	1.00%	None
Deferred Income Tax Expense	7.94%[3]	7.94%[3]	7.94%[3]	7.94%[4]	7.94%[4]	7.94%[4]
Other Expenses	0.28%[5]	0.28%[5]	0.28%[5]	0.13%[6]	0.13%[6]	0.13%[6]
Total Annual Fund Operating Expenses	9.57%	10.32%	9.32%	9.42%	10.17%	9.17%
Plus: Recouped Management Fees	0.02%[7]	0.02%[7]	0.02%[7]	None	None	None
Total Annual Fund Operating Expenses (Plus Recouped Management Fees)	9.59%	10.34%	9.34%	9.42%[8]	10.17%[8]	9.17%[8]
1.	Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions within twelve (12) months of purchase.

2.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

3.

Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investment and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. As of November 30, 2013, the Fund had net operating loss carryforwards of approximately $45,132,039 and capital loss carryforwards of approximately $11,788,568. For the fiscal year ended November 30, 2013, the Fund accrued approximately $77,002,011 in net deferred tax expense primarily related to unrealized appreciation on investments.

4.	The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment income and loss, as well as realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will depend on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.

Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investment and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. As of November 30, 2013, The Cushing® MLP Premier Fund (the predecessor fund) had net operating loss carryforwards of approximately $45,132,039 and capital loss carryforwards of approximately $11,788,568. For the fiscal year ended November 30, 2013, The Cushing® MLP Premier Fund (the predecessor fund) accrued approximately $77,002,011 in net deferred tax expense primarily related to unrealized appreciation on investments.

5.	“Other Expenses” does not reflect deferred and current income tax liability, if any, incurred by the Fund. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.

6.	“Other Expenses” are based on estimated amounts for the current fiscal year.

7.	The Investment Adviser has agreed to waive a portion of the management fee and reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Class A Shares, Class C Shares and Class I Shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees prior to March 31, 2015 and may be modified or terminated by the Investment Adviser at any time after March 31, 2015.

8.	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.60%; Class C, 2.35% and Class I, 1.35%. This agreement will remain in effect for a two-year period unless extended by New York Life Investments and approved by the Board of Trustees of the Fund.

You would pay the following expenses on a $10,000 investment assuming that each fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Cushing® MLP Premier Fund
Class A Shares	$1,458	$3,102	$4,598	$7,781
Class C Shares	1,106	2,858	4,517	7,952
Class I Shares	914	2,621	4,183	7,536
MainStay Cushing® MLP Premier Fund
Class A Shares	$1,421	$3,048	$4,534	$7,713
Class C Shares	1,091	2,821	4,467	7,893
Class I Shares	898	2,583	4,130	7,468

	Cushing® Renaissance Advantage Fund			MainStay Cushing® Renaissance Advantage Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	1.00%[1]	1.00%	None	1.00%[2]	1.00%	None
Redemption Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund’s average daily net assets)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	1.00%	None
Other Expenses	4.15%	4.15%	4.15%	2.39%[4]	2.51%[4]	2.39%[4]
Acquired Fund Fees and Expenses	0.01%[3]	0.01%[3]	0.01%[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	5.66%	6.41%	5.41%	3.90%	4.77%	3.65%
Waivers / Reimbursements	(3.65)%[5]	(3.65)%[5]	(3.65)%[5]	(2.14)%[6]	(2.14)%[6]	(2.14)%[6]
Total Annual Fund Operating Expenses After Waivers / Reimbursements	2.01%	2.76%	1.76%	1.76%	2.63%	1.51%
1.	Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions within twelve (12) months of purchase.

2.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

3.	The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets included in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

4.	“Other Expenses” are based on estimated amounts for the current fiscal year.

5.	The Investment Adviser has agreed to waive a portion of the management fee and to reimburse the Fund for certain Fund operating expenses such that Fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.75% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e., within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such waiver and reimbursement may not be terminated without the consent of the Board of Trustees prior to March 31, 2015 and may be modified or terminated by the Investment Adviser at any time after March 31, 2015.

6.	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2016 unless extended by New York Life Investments and approved by the Board of Trustees of the Fund.

You would pay the following expenses on a $10,000 investment assuming that each fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Cushing® Renaissance Advantage Fund
Class A Shares	$767	$1,859	$2,936	$5,567
Class C Shares	379	1,571	2,828	5,816
Class I Shares	179	1,291	2,395	5,114
MainStay Cushing® Renaissance Advantage Fund
Class A Shares	$719	$1,488	$2,275	$4,318
Class C Shares	366	1,245	2,228	4,707
Class I Shares	154	919	1,706	3,767

	Cushing® Royalty Energy Income Fund			MainStay Cushing® Royalty Energy Income Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	1.00$%[1]	1.00%	None	1.00%[2]	1.00%	None
Redemption Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund’s average daily net assets)	1.35%	1.35%	1.35%	1.35%[3]	1.35%[3]	1.35%[3]
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	1.00%	None
Deferred Income Tax Expense	0.29%[4]	0.29%[4]	0.29%[4]	0.29%[5]	0.29%[5]	0.29%[5]
Other Expenses	1.91%[6]	1.91%[6]	1.91%[6]	0.79%[7]	0.84%[7]	0.79%[7]
Acquired Fund Fees and Expenses	0.01%[8]	0.01%[8]	0.01%[8]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.81%	4.56%	3.56%	2.69%	3.49%	2.44%
Waivers / Reimbursements	(1.51)%[9]	(1.51)%[9]	(1.51)%[9]	(0.66)%[10]	(0.66)%[10]	(0.66)%[10]
Total Annual Fund Operating Expenses After Waivers / Reimbursements	2.30%	3.05%	2.05%	2.03%	2.83%	1.78%
1.	Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions within twelve (12) months of purchase.

2.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

3.	New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.25% of the Fund’s average daily net assets. This agreement will remain in effect until April 1, 2016 unless extended by New York Life Investments and approved by the Board of Trustees of the Fund.

4.	Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investment and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. As of November 30, 2013, the Fund had no net operating loss carryforwards and capital loss carryforwards of approximately $1,292,362. For the fiscal year ended November 30, 2013, the Fund accrued approximately $95,176 in net deferred tax expense primarily related to unrealized appreciation on investments.

5.	The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of Energy Trusts and E&P MLPs considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment income and loss, as well as realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will depend on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.

Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investment and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. As of November 30, 2013, The Cushing® Royalty Energy Income Fund (the predecessor fund) had no net operating loss carryforwards and capital loss carryforwards of approximately $1,292,362. For the fiscal year ended November 30, 2013, the Cushing® Royalty Energy Income Fund (the predecessor fund) accrued approximately $95,176 in net deferred tax expense primarily related to unrealized appreciation on investments.

6.	“Other Expenses” does not reflect deferred and current income tax liability, if any, incurred by the Fund. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of Energy Trusts and E&P MLPs considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.

7.	“Other Expenses” are based on estimated amounts for the current fiscal year.

8.	The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets included in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

9.	The Investment Adviser has agreed to waive a portion of the management fee and reimburse the Fund for certain Fund operating expenses such that total annual fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.75% for each of Class A Shares, Class C Shares and Class I Shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees prior to March 31, 2015 and may be modified or terminated by the Investment Adviser at any time after March 31, 2015.

10.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.73% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2016 unless extended by New York Life Investments and approved by the Board of Trustees of the Fund.

You would pay the following expenses on a $10,000 investment assuming that each fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Cushing® Royalty Energy Income Fund
Class A Shares	$795	$1,514	$2,305	$4,297
Class C Shares	408	1,242	2,184	4,576
Class I Shares	208	952	1,717	3,728
MainStay Cushing® Royalty Energy Income Fund
Class A Shares	$745	$1,280	$1,841	$3,360
Class C Shares	386	1,010	1,756	3,722
Class I Shares	181	698	1,241	2,726

CUSHING® MLP PREMIER FUND

CUSHING® RENAISSANCE ADVANTAGE FUND

CUSHING® ROYALTY ENERGY INCOME FUND

each, a series of

CUSHING® FUNDS TRUST

8117 Preston Road

Suite 440

Dallas, Texas 75225

FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 1, 2014

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints Jerry V. Swank, John Alban, Daniel L. Spears and Barry Greenberg as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund and Cushing® Royalty Energy Income Fund (the “Cushing Funds”), each, a series of Cushing Funds Trust, to be held at the offices of Cushing Asset Management, 8117 Preston Road, Suite 440, Dallas, Texas 75225, at 9:00 a.m., Central time, on July 1, 2014, and any adjournments, postponements or delays thereof (the “Meeting”). Shareholders of each Cushing Fund will vote on the proposal separately from the shareholders of the other Cushing Funds, and the approval of the proposal with respect to each Cushing Fund is not contingent upon the approval of the proposal for any other Cushing Fund. The undersigned hereby instructs said proxies to vote:

Proposal 1.	A proposal to approve, with respect to each Cushing Fund, an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the applicable Cushing Fund to a corresponding, newly formed series of the MainStay Funds Trust (the “Acquiring Fund”), in exchange for Class A shares, Class C shares and Class I shares of the Acquiring Fund; and (b) the distribution of the Class A shares, Class C shares and Class I shares of the Acquiring Fund pro rata by the applicable Cushing Fund to its shareholders, respectively, in complete liquidation of the Cushing Fund

For	Against	Abstain

This proxy, when properly executed, will be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Your signature(s) acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Dated:

Signature of Shareholder

Signature (joint owners)

Printed Name of Shareholder(s)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

To vote by Internet

1) Read the Proxy Statement and have the proxy card above at hand.
2) Go to website www.[WEBSITE].com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card above at hand.
2) Call [ ]
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card above.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.